UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 19, 2005

Peregrine Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22209	95-3773312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, San Diego, CA		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (858) 481-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2005, Peregrine Systems, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  A copy of the Merger Agreement and the related joint press release issued September 19, 2005 are filed as exhibits to this Current Report on Form 8-K.  The following description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the filed Merger Agreement.

The parties to the Merger Agreement are the Company, Hewlett-Packard Company (“HP”), and Lake Merger Corporation (“Merger Sub”), a wholly-owned subsidiary of HP.  Under the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of HP (the “Merger”).

On the terms and subject to the conditions of the Merger Agreement, at the effective time and as a result of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the Merger will be canceled and extinguished and automatically converted into the right to receive an amount of cash equal to $26.08, without interest.

The Company has made customary representations, warranties and covenants in the Merger Agreement.

Consummation of the Merger is subject to customary conditions, including (i) approval of the Merger Agreement and the Merger by the stockholders of the Company, (ii) absence of any law or order prohibiting the consummation of the Merger, (iii) expiration or termination of the applicable Hart-Scott-Rodino waiting period and receipt of certain foreign antitrust approvals, and (iv) subject to certain exceptions, the accuracy of the representations and warranties.

The Merger Agreement contains certain termination rights for both the Company and HP, and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay HP a customary termination fee.

The Merger Agreement is being filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms.  It is not intended to provide any other factual information about the Company or HP.  The Merger Agreement contains representations and warranties of each of the Company and HP. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement.  The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement.  The parties reserve the right to, but are not obligated to, revise the Merger Agreement or the disclosure schedules.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

Additional Information about the Merger and Where to Find It

The Company will file a proxy statement and other relevant documents concerning the proposed merger with the Securities and Exchange Commission (the “SEC”).  COMPANY INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors will be able to obtain these documents free of charge at the website maintained by the SEC at www.sec.gov.  In addition, investors may obtain documents filed with the SEC by the Company free of charge by contacting Heidi Flannery, at Fi.Comm Ltd., +1.503.203.8808, ext 103.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the merger.  Information about the directors and executive officers of the Company and their ownership of Company stock is set forth in the Company’s Annual Report on Form 10-K filed with the SEC on July 1, 2005.  Investors may obtain additional information regarding the interests of such participants by reading the proxy statement for the merger when it becomes available.  Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including without limitation with respect to including the expected benefits of the merger; management plans relating to the transaction and the expected timing of the completion of the transaction.  These statements relate to expectations about future events or results and are based upon information available to the Company as of today’s date.  They also involve certain risks and uncertainties regarding the Company’s business and operations and the software industry and the timing or ultimate completion of the merger.  These forward-looking statements are not guarantees of the future performance of the Company and actual events or results may vary materially from the events and results discussed in this Current Report on Form 8-K or in any other forward-looking statements made by or on behalf of the Company.  The Company cautions that these forward-looking statements are qualified further by other important factors, including, but not limited to, the risks and cautionary statements set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 and its other filings with the SEC.  The Company disclaims any obligation to update or revise any of the forward-looking statements contained herein to reflect future events or developments.

Item 8.01 Other Events

On September 19, 2005, the Company disseminated to its employees a “Letter to Employees” and a “Sale to Hewlett-Packard Inc. FAQ” concerning the Merger Agreement and the Merger.  A copy of the “Letter to Employees” is hereby filed as Exhibit 99.2 hereto.  A copy of the “Sale to Hewlett-Packard FAQ” is hereby filed as Exhibit 99.3 hereto.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

10.1         Agreement and Plan of Merger dated as of September 19, 2005 by and among the Company, HP and Merger Sub.

99.1         Press release issued by Peregrine Systems, Inc. dated September 19, 2005.

99.2         Letter to Employees of Peregrine Systems, Inc, dated September 19, 2005.

99.3         Sale to Hewlett-Packard Inc. FAQ, dated September 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peregrine Systems, Inc.
(Registrant)
Date	September 19, 2005
/s/ Kevin Courtois
(Signature)
Kevin Courtois, Senior Vice President, General Counsel and Secretary